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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 17, 2003



                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)



          MARYLAND                      1-9317               04-6558834
(State or other jurisdiction         (Commission          (I.R.S. employer
      of incorporation)              file number)       identification number)




400 CENTRE STREET, NEWTON, MASSACHUSETTS                        02458
(Address of principal executive offices)                      (Zip code)


        Registrant's telephone number, including area code: 617-332-3990


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       ITEM 5. OTHER EVENTS.

A.     SALE OF COMMON SHARES OF BENEFICIAL INTEREST.

       On June 17, 2003, we priced an underwritten public offering of 13,250,000 common shares of beneficial interest. We expect to issue and deliver these shares on or about June 20, 2003. The public offering price was $9.51 per share. We expect to use the $119.4 million of net proceeds of the offering (after estimated expenses and underwriters' commissions) to reduce amounts outstanding on our revolving bank credit facility. We also granted the underwriters an option to purchase an additional 1,987,500 common shares to cover overallotments. A prospectus supplement relating to the common shares will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale is not permitted.

B.     AMENDMENT TO DECLARATION OF TRUST.

       On June 16, 2003 we filed Articles of Amendment to our Declaration of Trust increasing the number of our authorized shares from 200,000,000 to 225,000,000. All our authorized shares are currently classified as follows: (i) 175,000,000 shall be referred to as common shares, $0.01 par value per share of beneficial interest; (ii) 50,000,000 shall be referred to as preferred shares, $0.01 par value per share.

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY'S ISSUANCE OF THE COMMON SHARES (INCLUDING THE OVERALLOTMENT OPTION) AND THE AMOUNT AND USE OF PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

1.1 Underwriting Agreement, dated as of June 17, 2003, between HRPT Properties Trust and the underwriters named therein relating to the sale of 13,250,000 common shares of beneficial interest.

3.1 Third Amendment and Restatement of Declaration of Trust of HRPT Properties Trust dated July 1, 1994, as amended to date.

8.1    Legal Opinion of Sullivan & Worcester LLP as to tax matters.

10.1   HRPT Properties Trust 2003 Incentive Share Award Plan.

23.1   Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).









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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HRPT PROPERTIES TRUST


                                         By: /S/ JOHN C. POPEO
                                            -----------------------------------
                                            Name:  John C. Popeo
                                            Title: Treasurer and Chief Financial
                                                   Officer


Date: June 17, 2003